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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                  ____________
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2001

                                  Kadant Inc.
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              (Exact Name of Registrant as Specified in Charter)


    Delaware                         1-11406                  52-1762325
----------------------------     ----------------       -----------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)


      245 Winter Street
    Waltham, Massachusetts                                         02451
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (781) 370-1650

                             Thermo Fibertek Inc.
        -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     Name Change and Reverse Stock Split

     On June 19, 2001, Kadant Inc. (formerly Thermo Fibertek Inc.) (the "Company"), a 91%-owned public subsidiary of Thermo Electron Corporation ("Thermo Electron"), announced that it would change the Company's corporate name from "Thermo Fibertek Inc." to "Kadant Inc." and effect a one-for-five reverse split of the Company's common stock pursuant to an amendment to the Company's certificate of incorporation, as amended. As reported in a press release issued by the Company on July 12, 2001, the name change and the reverse split became effective as of 9:00 a.m. EDT on Thursday, July 12, 2001.

     Shareholders of the Company will receive cash in lieu of fractional shares resulting from the reverse split. The cash amount will be calculated by multiplying $18.00 by the fractional share interest that a holder of the Company's common stock would otherwise have been entitled to receive. The $18.00 represents the closing price per share of the Company's common stock as reported on The American Stock Exchange on July 11, 2001, as adjusted for the reverse split.

     Shareholders of the Company will be notified by the Company's transfer agent and exchange agent, American Stock Transfer & Trust Co., regarding the process for receiving new certificates representing post-split shares of the Company and reflecting the new corporate name. Convertible subordinated debentures, options and other rights to purchase and other securities convertible into shares of the Company's common stock will be adjusted in accordance with their terms to reflect the reverse split.

     The full text of the Company's July 12, 2001 press release is filed as
Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

     Distribution of Kadant Shares by Thermo Electron

     On July 10, 2001, the Company issued a press release announcing that the Thermo Electron Board of Directors had approved a distribution to the holders of record of Thermo Electron's common stock on July 30, 2001 of all of the shares of the Company's common stock held by Thermo Electron. The distribution is scheduled to occur on August 8, 2001 (the "Distribution Date").

     The Company has filed herewith a preliminary information statement providing details of the distribution and information about the Company. Thermo Electron expects to distribute on the Distribution Date a definitive information statement to holders of Thermo Electron common stock entitled to receive shares of the Company's common stock in the distribution, together with stock certificates representing such shares.

                                      -2-
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     The full text of the Company's July 10, 2001 press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The Company's preliminary information statement dated July 12, 2001 is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)         Financial Statements of Business Acquired:        Not Applicable

(b)         Pro Forma Financial Information:                  Not Applicable

(c)  Exhibits:

        Exhibit No.   Description
        -----------   -----------
           23         Consent of Independent Public Accountants
           99.1       Press release dated July 10, 2001
           99.2       Press release dated July 12, 2001
           99.3       Preliminary Information Statement of Kadant Inc. dated
                      July 12, 2001

                                      -3-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2001          KADANT INC.

                             By: /s/ Thomas M. O'Brien
                                 --------------------------------------
                                 Thomas M. O'Brien
                                 Executive Vice President, Finance

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                                 EXHIBIT INDEX


        Exhibit No.   Description
        -----------   -----------
           23         Consent of Independent Public Accountants

           99.1       Press release dated July 10, 2001

           99.2       Press release dated July 12, 2001

           99.3 Preliminary Information Statement of Kadant Inc. dated July 12, 2001

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